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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                  JULY 9, 1997
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                                 PNC BANK CORP.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-9718


         Pennsylvania                                           25-1435979
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                              Identification No.)

                                 ONE PNC PLAZA
                                249 FIFTH AVENUE
                      PITTSBURGH, PENNSYLVANIA 15222-2707
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (412) 762-1553
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report)


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ITEM 5.    OTHER EVENTS

           On July 9, 1997, PNC Funding Corp ("Funding") and PNC Bank Corp. (the "Corporation") entered into an Underwriting Agreement with Smith Barney Inc., relating to the public offering of $350,000,000 aggregate principal amount (the "Principal Amount") of 6 7/8% Subordinated Notes Due 2007 of Funding (the "6 7/8% Notes"), unconditionally guaranteed, on a subordinated basis, as to payment of principal and interest by the Corporation (the "Guarantee"), at a purchase price of 99.650% of the Principal Amount, plus accrued interest, if any, from July 14, 1997. The closing is expected to occur on July 14, 1997.

           The Underwriting Agreement is attached to this Current Report on Form 8-K as Exhibit 1. The 6 7/8% Notes are being issued pursuant to Registration Statement on Form S-3, as amended (No. 33-55114), filed with the Securities and Exchange Commission (the "SEC") and declared effective on February 11, 1993. A Prospectus Supplement dated July 9, 1997, relating to the 6 7/8% Notes was filed with the SEC pursuant to Rule 424(b)(5) and Rule 424(c) under the Securities Act of 1933, as amended, on July 11, 1997.

           The form of Debt Security and related Guarantee previously filed as
           Exhibit 4 to the Corporation's Current Report on Form 8-K dated May 24, 1994 is substantially identical to the form of 6 7/8% Note and related Guarantee, except as follows. With respect to 6 7/8% Notes, the CUSIP No. is 693476AJ2, and they bear interest at a rate of 6 7/8% per annum from July 14, 1997, payable semiannually in arrears on January 15 and July 15 of each year, commencing January 15, 1998 (each, an "Interest Payment Date") to persons in whose names the 6 7/8% Notes are registered at the close of business on the December 31 and June 30, as the case may be, next preceding such Interest Payment Dates. The 6 7/8% Notes mature on July 15, 2007. The 6 7/8% Notes rank pari passu with Funding's 6 7/8% Subordinated Notes Due 2003, 6 1/8% Subordinated Notes Due 2003 and 7 3/4% Subordinated Notes Due 2004. The Chase Manhattan Bank, formerly known as Chemical Bank, successor by merger to Manufacturer Hanover Trust Company, is the Trustee.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (c) Exhibits

           The exhibits listed on the Exhibit Index on page 3 of this Form 8-K are filed herewith.


                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             PNC BANK CORP.
                                             (Registrant)


Date: July 11, 1997                          By:  /s/ Robert L. Haunschild
                                                  -------------------------
                                                  Robert L. Haunschild
                                                  Senior Vice President and
                                                    Chief Financial Officer


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                                 EXHIBIT INDEX

1 Form of Underwriting Agreement dated as of July 9, 1997, among PNC Funding Corp, PNC Bank Corp., and the underwriter named therein, filed herewith.

4 Form of Debt Security and related Guarantee incorporated by reference to Exhibit 4 to PNC Bank Corp.'s Current Report on Form 8-K dated
         May 24, 1994 (See Item 5).

99 By-laws of PNC Bank Corp., as amended effective July 2, 1997, filed herewith.


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